UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 15, 2008

BALLY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-4281	88-0104066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 S. Bermuda Rd. Las Vegas, Nevada		89119
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 584-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 15, 2008, Bally Technologies, Inc. (the “Company”) issued a press release announcing the U.S. District Court for the District of Nevada’s intent to grant summary judgment motions in the IGT Wheel, Bally iVIEW(TM) patent infringement litigation.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On October 17, 2008, the Company issued an additional press release announcing the U.S. District Court for the District of Nevada issued written orders granting the Company’s summary judgment motions in the patent infringement litigation referenced above.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)   Exhibits

99.1         Press release issued by the Company, dated October 15, 2008.

99.2         Press release issued by the Company, dated October 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BALLY TECHNOLOGIES, INC.

By:	/s/ Mark Lerner
Mark Lerner, Secretary

Dated: October 20, 2008